Other Information (Schedule Of Accumulated Other Comprehensive Loss) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Other Information [Abstract]
Cumulative currency translation adjustment	$ (291,520)	$ (188,920)
Cumulative unrealized gain on securities	1,397	1,101
Cumulative other adjustments	(18,467)	(8,254)
Cumulative unrealized loss on cash flow derivatives	0	0
Total accumulated other comprehensive loss	$ (308,590)	$ (196,073)